SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                Date of Report: February 13, 2003




                  ALPHA HOSPITALITY CORPORATION

        (Exact Name of Registrant as Specified in Charter)





         Delaware                   1-12522           13-3714474
 (State or other jurisdiction  (Commission File No.) (IRS Employer
     of incorporation)                                  Identification No.)






         707 Skokie Boulevard, Suite 600, Northbrook, Illinois  60062
         (Address of Principal Executive Offices)              (Zip Code)






     Registrant's telephone number, including area code: (847) 418-3804

ITEM 5.   OTHER EVENTS

Alpha Hospitality Corporation (the "Company") has appointed Morad Tahbaz as an outside director to serve on the Company's Board of Directors. Mr. Tahbaz is currently the president of Catskill Development, LLC ("Catskill") and his appointment is the result of the recently announced agreement between Catskill and the Company.

Mr. Tahbaz currently serves as a member of the board of directors of Air Methods Corporation. He is a co-founder and General
Partner of Americas Partners, an investment and venture capital firm. Mr. Tahbaz also serves as a Managing Director of Americas Tower Partners, a partner in Catskill and the developer of Americas Tower, a one million square foot, 50-story office tower in New York City. Since 1983, Mr. Tahbaz has also served as Senior Vice President of The New York Land Company, a real estate acquisitions and development firm. Mr. Tahbaz received his Bachelor's Degree in Philosophy and Fine Arts from Colgate University and holds a Master's Degree in Business Administration from Columbia University Graduate School of Business.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Exhibits

     99.1 Press Release announcing the appointment of Morad Tahbaz to the Company's Board of Directors.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 13, 2003                   ALPHA HOSPITALITY CORPORATION
                                                   (Registrant)

                                           By: /s/  Scott A. Kaniewski
                                                    Scott A. Kaniewski
                                                    Chief Financial Officer

                                                            Exhibit 99.1

                  ALPHA HOSPITALITY CORPORATION

                      707 Skokie Boulevard
                            Suite 600
     Northbrook, IL  60062


Contact:
Scott Kaniewski                         FOR IMMEDIATE RELEASE
(847) 418-3804

     ALPHA HOSPITALITY ANNOUNCES THE APPOINTMENT OF TWO NEW
                        OUTSIDE DIRECTORS

     Northbrook, Illinois - February 13, 2003 - Alpha Hospitality
Corporation (the "Company") (NASDAQ and BSE: ALHY) announced today that it has appointed a new director to serve on the Corporation's Board of Directors (the "Board").

      Mr. Morad Tahbaz will serve as an outside director on the Company's Board. Mr. Tahbaz is currently the president of Catskill Development, LLC ("Catskill") and his appointment is the result of the Letter of Intent between Catskill and the Company signed on February 4, 2003.

      Mr. Tahbaz also serves on the board of directors of Air Methods Corporation (NASD: AIRM). He is a co-founder and General Partner of Americas Partners, a development and venture capital
firm,   which  has  acquired  and  developed  major  real  estate
projects.   Mr. Tahbaz serves as a Managing Director of  Americas
Tower Partners, the developer of Americas Tower, a one million square foot, 50-story office tower in New York City. Since 1983, Mr. Tahbaz has also served as Senior Vice President of The New York Land Company, a real estate firm involved in rehabilitation of commercial properties in Manhattan, including The Crown Building at 730 Fifth Avenue. Mr. Tahbaz received his Bachelor's Degree in Philosophy and Fine Arts from Colgate University. He holds a Master's Degree in Business Administration from Columbia University Graduate School of Business.


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